UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 13, 2020
(May 12, 2020)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

____________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07        Submission of Matters to a Vote of Security Holders.

On May 12, 2020, PNM Resources, Inc. (“PNMR”) held its Annual Meeting of Shareholders (the “Meeting”).

As of March 23, 2020, the record date for the Meeting, there were 79,653,624 shares of PNMR’s common stock outstanding and entitled to vote at the Meeting.

Set forth below are the final voting results for each of the four proposals submitted to a vote of PNMR’s shareholders at the Meeting. Under state law abstentions have the effect of a vote against the matter.

The following ten nominees were elected to PNMR’s Board of Directors to serve as directors for a one-year term that expires at PNMR’s Annual Meeting of Shareholders to be held in 2021. The votes cast with respect to the ten nominees presented at the Meeting were as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes

Vicky A. Bailey	67,920,984	1,299,767	58,236	4,460,842
Norman P. Becker	68,347,645	860,930	70,412	4,460,842
Patricia K. Collawn	68,274,924	920,951	83,112	4,460,842
E. Renae Conley	68,345,787	869,088	64,112	4,460,842
Alan J. Fohrer	69,153,572	51,767	73,648	4,460,842
Sidney M. Gutierrez	69,156,856	57,978	64,153	4,460,842
James A. Hughes	69,008,864	197,563	72,560	4,460,842
Maureen T. Mullarkey	68,344,982	870,183	63,822	4,460,842
Donald K. Schwanz	68,658,456	553,119	67,412	4,460,842
Bruce W. Wilkinson	68,256,117	952,398	70,472	4,460,842

The appointment of KPMG LLP to serve as PNMR’s independent public accountants for the year ending December 31, 2020, was ratified by PNMR’s shareholders by the vote indicated below:

Votes For	Votes Against	Abstentions

73,593,315	100,999	45,515

PNMR's shareholders approved, on an advisory basis, the compensation of PNMR’s named executive officers, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

60,595,767	8,561,838	121,382	4,460,842

A shareholder proposal requesting that Public Service Company of New Mexico prepare and publish a report on coal combustion residual matters at San Juan Generating Station was not approved. The vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

4,860,183	59,260,198	5,158,606	4,460,842

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: May 13, 2020	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)